Exhibit 99.4



                      ALLTEL Corporation and Subsidiaries





           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                as of and for the six months ended June 30, 1998
                                      and
              for the years ended December 31, 1997, 1996 and 1995



                                          ALLTEL CORPORATION AND SUBSIDIARY COMPANIES
                                      UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET


                                                                  As Reported
(Dollars in thousands)                                           June 30, 1998                               Pro Forma
                                                       ----------------------------------       ----------------------------------
                                                                                360
                                                                           Communications         Add (Deduct)
                                                          ALLTEL              Company             Adjustments            Combined
                                                       -------------       --------------       ----------------------------------

ASSETS
Current assets                                          $   702,106          $   247,731             $      -          $   949,837
Investments                                                 907,939              477,661                    -            1,385,600
Goodwill and other intangible assets                        606,196            1,032,024                    -            1,638,220
Property, plant and equipment:                                                                                                   -
    Wireline                                              4,168,128                    -                    -            4,168,128
    Wireless                                                747,175            1,515,028                    -            2,262,203
    Information services                                    591,004                    -                    -              591,004
    Other                                                    11,589              200,292                    -              211,881
    Under construction                                      202,354              116,949                    -              319,303
                                                        -----------          -----------             --------          -----------
    Total property, plant and equipment                   5,720,250            1,832,269                    -            7,552,519
    Less accumulated depreciation                         2,503,608              646,911                    -            3,150,519
                                                        -----------          -----------             --------          -----------
    Net property, plant and equipment                     3,216,642            1,185,358                    -            4,402,000
Other assets                                                443,972               30,700                    -              474,672
                                                        -----------          -----------             --------          -----------
Total assets                                            $ 5,876,855          $ 2,973,474             $      -          $ 8,850,329
                                                        ===========          ===========             ========          ===========

         LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities                                     $   662,522          $   289,701             $      -          $   952,223
Long-term debt                                            1,694,434            1,823,342                    -            3,517,776
Deferred income taxes                                       755,215               84,772              (15,000)  (2)        824,987
Other liabilities                                           245,364              178,631              120,000   (2)        543,995
Preferred stock, redeemable                                   5,128                    -                    -                5,128
Shareholders' equity:
    Preferred stock                                           9,134                    -                    -                9,134
    Common stock                                            184,355                1,233               88,636   (3)        274,224
    Additional capital                                      164,376              777,533             (122,175)  (3)        819,734
    Unrealized holding gain on investments                  381,556                    -                    -              381,556
    Retained earnings (deficit)                           1,774,771             (148,199)            (105,000)  (2)      1,521,572
    Treasury stock                                                -              (33,539)              33,539   (3)              -
                                                        -----------          -----------            ---------          -----------
    Total shareholders' equity                            2,514,192              597,028             (105,000)           3,006,220
                                                        -----------          -----------            ---------          -----------
Total liabilities and shareholders' equity              $ 5,876,855          $ 2,973,474             $      -          $ 8,850,329
                                                        ===========          ===========            =========          ===========

                                                                      38



                                          ALLTEL CORPORATION AND SUBSIDIARY COMPANIES
                                   UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                                                                   As Reported
                                                                Six Months Ended
(Dollars in thousands, except per share amounts)                  June 30, 1998                                Pro Forma
                                                        ----------------------------------          --------------------------------
                                                                                 360
                                                                            Communications          Add (Deduct)
                                                            ALLTEL             Company              Adjustments         Combined
                                                        --------------      --------------          --------------------------------
Revenues and sales:
    Service revenues                                       $1,485,641         $ 726,647              $(4,168)   (4)    $2,208,120
    Product sales                                             295,813            26,801                    -              322,614
                                                           ----------         ---------              -------           ----------
        Total revenues and sales                            1,781,454           753,448               (4,168)           2,530,734
                                                           ----------         ---------              -------            ---------

Costs and expenses:
    Operations                                                949,746           414,987               (4,168)   (4)     1,360,565
    Cost of products sold                                     197,444            53,864                    -              251,308
    Depreciation and amortization                             246,215           100,562                    -              346,777
                                                           ----------         ---------              -------           ----------
        Total costs and expenses                            1,393,405           569,413               (4,168)           1,958,650
                                                           ----------         ---------              -------           ----------

Operating income                                              388,049           184,035                    -              572,084

Other income, net                                               9,280             1,982                    -               11,262
Interest expense                                              (65,916)          (66,840)                   -             (132,756)
Gain on disposal of assets and other                          184,743            30,506                    -              215,249
                                                           ----------         ---------              -------           ----------

Income before taxes                                           516,156           149,683                    -              665,839
Income taxes                                                  195,707            68,444                    -              264,151
                                                           ----------         ---------              -------           ----------

Net income                                                    320,449            81,239                    -              401,688
Preferred dividends                                               471                 -                    -                  471
                                                           ----------         ---------              -------           ----------
Net income applicable to common shares                     $  319,978         $  81,239              $     -           $  401,217
                                                           ==========         =========              =======           ==========

Earnings per Share of Common Stock: (5)
    Basic                                                       $1.74              $.67                                     $1.46
    Diluted                                                     $1.72              $.67                                     $1.45

Average common shares outstanding-basic                   184,208,000       121,343,000                               274,002,000
Average common shares outstanding-diluted                 186,422,000       121,866,000                               276,938,000

                                                                       39



                                          ALLTEL CORPORATION AND SUBSIDIARY COMPANIES
                                   UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                                                                    As Reported
(Dollars in thousands, except per share amounts)                 December 31, 1997                         Pro Forma
                                                            -----------------------------       -------------------------------
                                                                                360
                                                                           Communications       Add (Deduct)
                                                               ALLTEL         Company           Adjustments           Combined
                                                            -----------    --------------       ------------         -----------
Revenues and sales:
    Service revenues                                        $ 2,700,907      $ 1,296,669         $ (7,028)   (4)     $ 3,990,548
    Product sales                                               562,656           50,503                -                613,159
                                                            -----------      -----------         --------            -----------
        Total revenues and sales                              3,263,563        1,347,172           (7,028)             4,603,707
                                                            -----------      -----------         --------            -----------

Costs and expenses:
    Operations                                                1,686,739          772,172           (7,028)   (4)       2,451,883
    Cost of products sold                                       362,164          116,456                -                478,620
    Depreciation and amortization                               450,762          184,702                -                635,464
    Provision to reduce carrying value of certain assets         16,874                -                -                 16,874
                                                            -----------      -----------         --------            -----------
        Total costs and expenses                              2,516,539        1,073,330           (7,028)             3,582,841
                                                            -----------      -----------         --------            -----------

Operating income                                                747,024          273,842                -              1,020,866

Other income, net                                                 5,236           13,071                -                 18,307
Interest expense                                               (130,181)        (131,589)               -               (261,770)
Gain on disposal of assets and other                            206,622                -                -                206,622
                                                            -----------      -----------         --------            -----------

Income before taxes                                             828,701          155,324                -                984,025
Income taxes                                                    320,815           73,829                -                394,644
                                                            -----------      -----------         --------            -----------

Net income                                                      507,886           81,495                -                589,381
Preferred dividends                                               1,008                -                -                  1,008
                                                            -----------      -----------         --------            -----------
Net income applicable to common shares                      $   506,878      $    81,495         $      -            $   588,373
                                                            ===========      ===========         ========            ===========

Earnings per Share of Common Stock: (5)
    Basic                                                         $2.72             $.67                                   $2.13
    Diluted                                                       $2.70             $.67                                   $2.11

Average common shares outstanding-basic                     186,059,000      122,339,000                             276,590,000
Average common shares outstanding-diluted                   187,689,000      122,399,000                             278,531,000



                                        ALLTEL CORPORATION AND SUBSIDIARY COMPANIES
                                UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME


                                                                     As Reported
(Dollars in thousands, except per share amounts)                   December 31, 1996                       Pro Forma
                                                            ------------------------------      --------------------------------
                                                                                 360
                                                                            Communications      Add (Deduct)
                                                               ALLTEL          Company          Adjustments           Combined
                                                            -----------     --------------      ------------         -----------
Revenues and sales:
    Service revenues                                        $ 2,524,845      $ 1,052,726         $ (6,507)   (4)     $ 3,571,064
    Product sales                                               667,573           43,146                -                710,719
                                                            -----------      -----------         --------            -----------
        Total revenues and sales                              3,192,418        1,095,872           (6,507)             4,281,783
                                                            -----------      -----------         --------            -----------

Costs and expenses:
    Operations                                                1,607,942          624,859           (6,705)   (4)       2,226,294
    Cost of products sold                                       448,456          104,327                -                552,783
    Depreciation and amortization                               424,115          146,841                -                570,956
    Provision to reduce carrying value of certain assets        120,280                -                -                120,280
                                                            -----------      -----------         --------            -----------
        Total costs and expenses                              2,600,793          876,027           (6,705)             3,470,313
                                                            -----------      -----------         --------            -----------

Operating income                                                591,625          219,845                -                811,470

Other income, net                                                 2,925            3,867                -                  6,792
Interest expense                                               (130,832)        (106,364)               -               (237,196)
Gain on disposal of assets and other                             (2,278)               -                -                 (2,278)
                                                            -----------      -----------         --------            -----------

Income before taxes                                             461,440          117,348                -                578,788
Income taxes                                                    169,703           57,829                -                227,532
                                                            -----------      -----------         --------            -----------

Net income                                                      291,737           59,519                -                351,256
Preferred dividends                                               1,071                -                -                  1,071
                                                            -----------      -----------         --------            -----------
Net income applicable to common shares                      $   290,666      $    59,519         $      -            $   350,185
                                                            ===========      ===========         ========            ===========

Earnings per Share of Common Stock: (5)
    Basic                                                         $1.53             $.50                                   $1.27
    Diluted                                                       $1.52             $.50                                   $1.26

Average common shares outstanding-basic                     189,378,000      117,917,000                             276,637,000
Average common shares outstanding-diluted                   191,026,000      118,136,000                             278,415,000



                                        ALLTEL CORPORATION AND SUBSIDIARY COMPANIES
                                UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME


                                                                      As Reported
(Dollars in thousands, except per share amounts)                   December 31, 1995                      Pro Forma
                                                            -----------------------------      ---------------------------------
                                                                                360
                                                                           Communications      Add (Deduct)
                                                               ALLTEL         Company          Adjustments            Combined
                                                            ------------   --------------      ------------          -----------
Revenues and sales:
    Service revenues                                        $ 2,441,826      $   789,459         $ (5,992)   (4)     $ 3,225,293
    Product sales                                               667,899           44,956                -                712,855
                                                            -----------      -----------         --------            -----------
        Total revenues and sales                              3,109,725          834,415           (5,992)             3,938,148
                                                            -----------      -----------         --------            -----------

Costs and expenses:
    Operations                                                1,566,829          464,855           (5,992)   (4)       2,025,692
    Cost of products sold                                       449,119          109,441                -                558,560
    Depreciation and amortization                               409,799          114,731                -                524,530
                                                            -----------      -----------         --------            -----------
        Total costs and expenses                              2,425,747          689,027           (5,992)             3,108,782
                                                            -----------      -----------         --------            -----------

Operating income                                                683,978          145,388                -                829,366

Other income, net                                                 2,481            5,562                -                  8,043
Interest expense                                               (145,428)        (127,240)               -               (272,668)
Gain on disposal of assets and other                             30,775                -                -                 30,775
                                                            -----------      -----------         --------            -----------

Income before taxes                                             571,806           23,710                -                595,516
Income taxes                                                    217,190           25,405                -                242,595
                                                            -----------      -----------         --------            -----------

Net income                                                      354,616           (1,695)               -                352,921
Preferred dividends                                               1,158                -                -                  1,158
                                                            -----------      -----------         --------            -----------
Net income applicable to common shares                      $   353,458      $    (1,695)        $      -            $   351,763
                                                            ===========      ===========         ========            ===========

Earnings per Share of Common Stock: (5)
    Basic                                                         $1.87            $(.01)                                  $1.28
    Diluted                                                       $1.85            $(.01)                                  $1.27

Average common shares outstanding-basic                     188,870,000      116,706,000                             275,232,000
Average common shares outstanding-diluted                   190,675,000      116,706,000                             277,037,000


                  ALLTEL CORPORATION AND SUBSIDIARY COMPANIES
                          NOTES TO UNAUDITED PRO FORMA
                    COMBINED CONDENSED FINANCIAL STATEMENTS


1.  Pro Forma Financial Statement Presentation

     The unaudited pro forma financial data do not give effect to any potential cost savings or other synergies that could result from the Merger. The pro forma data are not necessarily indicative of the operating results or financial position that would have occurred had the Merger been consummated at the dates indicated, nor necessarily indicative of future operating results or financial position.

2.  Merger and Integration Expenses

     ALLTEL expects to incur certain non-recurring expenses related to the Merger, presently estimated to be $120,000,000 ($105,000,000 after tax). These expenses would include, but would not be limited to, professional fees, fees of financial advisors, retention compensation expenses, relocation expenses, and similar expenses. Although ALLTEL believes this estimate of non-recurring expenses is accurate, certain material additional costs may be incurred in connection with the Merger. Merger related expenses will be recorded in the third quarter of 1998. In addition, ALLTEL is developing a plan to integrate the operations of ALLTEL and 360 after the Merger. In connection with that plan, ALLTEL anticipates that certain non-recurring charges will be incurred in connection with such integration. ALLTEL cannot identify the timing, nature and amount of such charges at this time. However, any such charge could affect ALLTEL's results of operations in the period in which such charges are recorded. The unaudited pro forma combined condensed financial statements do not reflect any such charges.

3.  Other Pro Forma Adjustments

     The excess of par value of the ALLTEL Common Stock issued in this transaction over the par value of the 360's Common Stock outstanding on the Effective Date will be transferred from Additional Capital.

4.  Elimination of Intercompany Transactions

     To eliminate the revenues and corresponding operating costs attributable to the intercompany transactions between ALLTEL and 360.

5.  Conversion Fraction

     Pro forma combined earnings per share amounts as presented in the accompanying Unaudited Pro Forma Combined Condensed Statements of Income are based upon the combined average number of shares outstanding of ALLTEL Common Stock and 360's Common Stock for each period, adjusted, in the case of 360's Common Stock, to reflect the conversion of each share of 360's Common Stock into .74 shares of ALLTEL Common Stock.